Re: Questions 72DD1, 72DD2, 73A1, 73A2, 74U1, 74U2,
74V1 and 74V2

The Aberdeen Funds may offer the following classes:
A, B, C, D, R, Institutional Service & Institutional

Within the N-SAR, the total income dividends (72DD1 and 72DD2) and number of shares (74U1 and 74U2) presented have been combined as follows:
        72DD1-74U1:  A, B & C Class shares
        72DD2-74U2:  D, R, Institutional Service & Institutional Class shares

The following is a class breakout of the total income distributions (000's), NAVs, income distributions per share and shares outstanding (000's) at October 31, 2009:


Total Income
Distributions
(000's)
NAV
Income
Distributions
per share
Shares
Outstanding
(000's)
Class A




Equity Long-Short
0
10.66
0
10,935
Health Sciences
15
8.80
0.02
653
Natural Resources
160
15.02
0.05
3,773
Small Cap
0
10.77
0
9,289
Technology and Communications
0
2.80
0
688
U.S. Equity
0
7.60
0
4,192
Global Fixed Income
286
10.42
0.68
367
Tax-Free Income
347
10.06
0.39
897
China Opportunities
153
16.40
0.12
1,269
Developing Markets
243
14.83
0.07
7,047
Global Financial Services
216
9.32
0.07
2,968
Global Small Cap
259
15.73
0.08
2,938
Global Utilities
132
9.13
0.33
311
International Equity
2,384
11.37
0.17
1,2869
Select Worldwide
458
9.82
0.15
2,956
Optimal Allocations: Defensive
115
9.77
0.21
524
Optimal Allocations: Growth
27
8.97
0.06
413
Optimal Allocations: Moderate
253
10.20
0.17
1,623
Optimal Allocations: Moderate  Growth
127
9.50
0.11
1,211
Optimal Allocations: Specialty
108
9.89
0.07
1,204





Class B




Equity Long-Short
0
10.22
0
196
Health Sciences
0
8.24
0
26
Natural Resources
1
14.42
0.01
164
Small Cap
0
9.84
0
746
Technology and Communications
0
2.58
0
84
U.S. Equity
0
7.05
0
401
Tax-Free Income
31
10.06
0.31
98
China Opportunities
10
16
0.04
204
Developing Markets
2
13.99
0.01
153
Global Financial Services
4
9.08
0.04
101
Global Utilities
22
8.95
0.27
71
International Equity
66
10.78
0.12
513
Select Worldwide
11
9.35
0.10
100
Optimal Allocations: Defensive
11
9.72
0.15
75
Optimal Allocations: Growth
3
8.74
0.03
115
Optimal Allocations: Moderate
25
10.02
0.10
237
Optimal Allocations: Moderate  Growth
17
9.37
0.05
236
Optimal Allocations: Specialty
10
9.67
0.02
388





Class C




Equity Long-Short
0
7.71
0
3,569
Health Sciences
0
8.25
0
66
Natural Resources
7
14.44
0.01
884
Small Cap
0
9.86
0
4,734
Technology and Communications
0
2.60
0
55
U.S. Equity
0
7.10
0
1,903
Global Fixed Income
59
10.38
0.63
88
Tax-Free Income
129
10.04
0.31
388
China Opportunities
34
15.97
0.05
978
Developing Markets
0
14.34
0
450
Global Financial Services
15
9.07
0.03
382
Global Small Cap
1
14.97
0.03
12
Global Utilities
41
8.95
0.26
124
International Equity
436
10.84
0.11
3,467
Select Worldwide
45
9.39
0.10
413
Optimal Allocations: Defensive
87
9.71
0.15
562
Optimal Allocations: Growth
17
8.73
0.02
654
Optimal Allocations: Moderate
304
10.03
0.10
2,725
Optimal Allocations: Moderate  Growth
86
9.37
0.05
1,665
Optimal Allocations: Specialty
63
9.66
0.02
2,716





Class D




Tax-Free Income
4,629
10.06
0.41
10,969





Class R




Equity Long-Short
0
10.43
0
10
Health Sciences
0
8.58
0.01
0
Natural Resources
13
14.82
0.04
407
Small Cap
0
10.16
0
449
Technology and Communications
0
2.66
0
1
U.S. Equity
0
7.32
0
111
China Opportunities
1
16.26
0.11
9
Developing Markets
12
14.21
0.04
215
Global Financial Services
1
9.14
0.07
24
Global Small Cap
1
15.26
0.03
8
Global Utilities
1
8.98
0.32
5
International Equity
15
10.95
0.16
932
Select Worldwide
11
9.51
0.13
75
Optimal Allocations: Defensive
0
0
0
0
Optimal Allocations: Growth
0
8.84
0.08
1
Optimal Allocations: Moderate
2
10.13
0.16
18
Optimal Allocations: Moderate  Growth
0
9.45
0.09
1
Optimal Allocations: Specialty
2
9.85
0.06
39





Institutional Service Class




Health Sciences
2
9.05
0.02
0
Natural Resources
17
15.15
0.10
219
Small Cap
0
11.10
0
1,294
Global Fixed Income
3,099
10.44
0.69
3,860
China Opportunities
48
16.44
0.15
293
Global Financial Services
9
9.40
0.10
6
Global Small Cap
0
15.74
0
0
Global Utilities
33
9.19
0.36
36
International Equity
406
11.58
0.21
14,108





Institutional Class




Equity Long-Short
0
10.75
0
13,582
Health Sciences
23
9.08
0.02
1,072
Natural Resources
101
15.19
0.09
696
Small Cap
0
11.08
0
935
Technology and Communications
0
2.92
0
2,651
U.S. Equity
0
7.85
0
830
Global Fixed Income
0
10.45
0.05
1
China Opportunities
67
16.49
0.14
206
Developing Markets
55
15.25
0.09
502
Global Financial Services
177
9.39
0.10
1,347
Global Small Cap
0
15.75
0
0
Global Utilities
260
9.19
0.37
707
International Equity
180
11.59
0.21
819
Select Worldwide
0
9.82
0.03
0
Optimal Allocations: Defensive
17
9.77
0.23
4
Optimal Allocations: Moderate
2
10.19
0.19
18
Optimal Allocations: Moderate  Growth
0
9.50
0.03
0
Optimal Allocations: Specialty
0
9.96
0.09
7
Asia Bond Institutional
0
10.04
0
25,261
International Equity Institutional
393
10.76
0.27
1,382

Amounts listed as 0 are $0, less than $500 or less than 0.005.